Exhibit 99.1

CEA Industries Confirms Receipt of Letter Requesting Board Set a Record Date in Connection with YZi Labs’ Consent Solicitation

Board of Directors will review letter to verify compliance with bylaws

Stockholders are not required to take any action at this time

LOUISVILLE, CO, March 13, 2026 – CEA Industries Inc. (Nasdaq: BNC) (“BNC” or the “Company”) has confirmed receipt of a letter from YZILabs Management Ltd. (“YZi Labs”) requesting that the Company’s Board of Directors (the “Board”) set a record date in connection with YZi Labs’ consent solicitation (the “Request Letter”).

The Request Letter is a required step in YZi Labs’ consent solicitation process to add up to seven directors to the Board. Because the current Board has only six Directors, this would effectively transfer control of the Board to YZi Labs. Such a change of control without the payment of a control premium is not in the best interests of stockholders.

YZi Labs’ Request Letter asks the Board to set a date that determines which stockholders are eligible to vote on YZi Labs’ proposals, including election of its director nominees. Only stockholders who hold shares as of that record date will be entitled to participate in the consent process.

The Company issued the following statement regarding the Request Letter:

For months, YZi Labs has claimed that it desires greater “independent” Board oversight. However, six of YZi Labs’ seven proposed director nominees are or have been employees of, investors in or advisors to Changpeng Zhao (CZ) and/or his affiliates, YZi Labs and Binance.

The Board urges stockholders to consider the potential consequences of transferring effective control of the world’s largest corporate treasury of BNB to close associates of one of the largest individual holders of BNB. For instance, should they take control of the Board, YZi Labs’ candidates could cause the Company to buy BNB directly from CZ and his affiliates at inflated prices, approve suboptimal transactions with parties affiliated with CZ or delay or block transactions that would be beneficial to the Company but do not serve CZ’s unique interests.

Notwithstanding YZi Labs’ costly and distracting campaign for control of the Board, the Board remains focused on governing BNC in the best interests of the Company and all stockholders. The Board will fairly and objectively determine whether to recommend YZi Labs’ candidates by assessing whether, and to what extent, each candidate would augment the Board’s existing skills, experience, expertise and independent oversight.

BNC’s Board is reviewing the Request Letter to confirm that it complies with the Company’s bylaws. If the Board determines that the Request Letter has been properly submitted, the Board will announce a record date for determining the stockholders entitled to consent in connection with YZi Labs’ solicitation. The Board will present its recommendation on YZi Labs’ proposals in the Company’s definitive consent revocation statement that will be filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders eligible to consent.

The Board remains committed to ensuring that the interests and perspectives of all stockholders are fully considered.

Stockholders are not required to take any action at this time.

About CEA Industries Inc.

CEA Industries Inc. (Nasdaq: BNC) is a growth-oriented company that has focused on building category-leading businesses in consumer markets, including building and managing the world’s largest corporate treasury of BNB.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements.” The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties, including forward-looking statements regarding BNC’s expectations or beliefs regarding the Company’s position as the largest BNB treasury in the world, and YZi Labs’ consent solicitation and record date request. BNC wishes to caution readers that these forward-looking statements may be affected by the risks and uncertainties in BNC’s business as well as other important factors that may have affected and could in the future affect BNC’s actual results and could cause BNC’s actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of BNC. In evaluating these forward-looking statements, readers should consider various risk factors, which include, but are not limited to, BNC’s ability to keep pace with new technology and changing market needs; BNC’s ability to finance its current business and proposed future business, including the ability to finance the continued acquisition of BNB; the competitive environment of BNC’s business; and the future value and adoption of BNB. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions and risks, many of which are beyond BNC’s control. In addition, these forward-looking statements and the information in this press release is qualified in its entirety by cautionary statements and risk factor disclosures contained in BNC’s filings with the SEC, including BNC’s Form 10-Q filed with the SEC on December 15, 2025, Form 10-K filed with the SEC on March 27, 2025, and Form 10-KT filed with the SEC on July 25, 2025, each as may be amended or supplemented from time to time. Copies of BNC’s filings with the SEC are available on the SEC’s website at www.sec.gov. BNC undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

Important Additional Information and Where to Find It

The Company intends to file a consent revocation statement on Schedule 14A, an accompanying YELLOW consent revocation card and other relevant documents with the SEC in connection with YZi Labs’ consent solicitation. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING YELLOW CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of the definitive consent revocation statement, an accompanying YELLOW consent revocation card, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by scrolling to the “SEC Filings” section of the Company’s website at https://ceaindustries.com/investors.html.

Certain Information Regarding Participants in the Solicitation

The Company, its directors (Anthony K. McDonald, Nicholas J. Etten, Carly E. Howard, Hans Thomas, Annemarie Tierney, and Glenn Tyranski) and certain of its executive officers (David Namdar and Brent Miller) are deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of consent revocations from the Company’s stockholders in connection with YZi Labs’ consent solicitation. Information about the names of the Company’s directors and officers, their respective interests in the Company, by security holdings or otherwise, and their respective compensation is set forth in the “Information about our Directors” and “Executive Officers” sections in Part III, Item 10 – Directors, Executive Officers and Corporate Governance of the Company’s Transition Report on Form 10-KT for the transition period from January 1, 2025 to April 30, 2025 (the “Form 10-KT”), in Part III, Item 11 – Executive Compensation of the Form 10-KT, in Part III, Item 12 – Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters of the Form 10-KT and in Current Reports on Form 8-K filed with the SEC on August 8, 2025, October 7, 2025 and November 28, 2025. Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Statements of Change in Ownership on Form 3 and Form 4. Any subsequent updates following the date hereof to the information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s consent revocation statement on Schedule 14A and other materials to be filed with the SEC in connection with YZi Labs’ consent solicitation, if and when they become available. These documents will be available at no charge as described above.

CEA Industries Media Inquiries:

Edelman Smithfield

CEA@edelmansmithfield.com

CEA Industries Investor Relations:

james@haydenir.com